                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                   FORM 8-K
                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 23, 1996
                                                --------------------

                          AVTEL COMMUNICATIONS, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NO.   0-27580
                                             -----------

            Utah                                      87-0378021
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(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)


130 Cremona Drive, Santa Barbara, California     93117
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:    805-685-0355
                                                    -----------------

Hi, Tiger International, Inc., 350 West 300 South, Salt Lake City, Utah 84101
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(Former Name or Former Address, if changed since last report)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT
           --------------------------------

           On October 23, 1996, the Registrant completed a merger transaction (the "Merger") in which it acquired 100% of the issued and outstanding capital stock of AvTel Holdings, Inc. a California corporation ("AvTel") formerly called "AvTel Communications, Inc., in exchange for 4,252,508 shares of the Registrant's $.001 par value common stock, comprising approximately 61% of the
                                                                    ---
Registrant's issued and outstanding common stock after giving effect to the Merger. The Merger, which was consummated in accordance with the terms of an Acquisition Agreement dated August 30, 1996, was approved by the Registrant's
                                   ---
shareholders at a special meeting held October 23, 1996.

           Pursuant to the Merger, the three shareholders of AvTel, namely Anthony E. Papa, James P. Pisani, and Barry A. Peters, acquired 1,594,690, 1,594,690 and 1,063,128 shares, respectively, of the issued and outstanding common stock of the Registrant. Accordingly, Messrs. Papa, Pisani and Peters now own approximately 23%, 23%, and 15%, respectively, of the issued and outstanding common stock of the Registrant. As a result of the Merger, the Registrant's shareholders also approved, at the special meeting on October 23, 1996, the acceptance and resignations of the Registrant's prior board members, namely Paul G. Begum, Kent Poole, and Scott Hunt and the election of Messrs. Papa, Pisani and Peters as directors of the Registrant. Messrs. Papa and Pisani were elected President and Chief Executive Officer and Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary, respectively, of the Registrant.

           In connection with the Acquisition Agreement, Peter D. Olson and Paul
G. Begum who, after giving effect to the Merger, collectively own, beneficially or of record, approximately 28% of the Registrant's issued and outstanding common stock, provided certain other undertakings to the effect, generally, that they will not (a) either separately or in combination with others and without the prior written consent of the Board of Directors of the Registrant, offer or propose to acquire shares of the Registrant's common stock, in excess of certain limits, (b) solicit, from other shareholders of the Registrant, proxies or written consents to vote on matters upon which such shareholders may be entitled to vote or otherwise seek to change or influence the management of the Registrant, and (c) offer to sell, negotiate, or solicit from others, offers to purchase all or substantially all of the business and assets of the Registrant or any of the Registrant's common stock held by them.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS
           ------------------------------------

           On October 23, 1996, the Registrant completed a Merger transaction in which it acquired 100% of the issued and outstanding capital stock of AvTel Holdings, Inc., a California corporation ("AvTel") formerly called "AvTel Communications, Inc." in exchange for 4,252,508 shares of the Registrant's
$.001 par value common stock.

           The Merger was consummated in accordance with the terms of an Acquisition Agreement dated August 30, 1996, and amended October 22, 1996. The
                                   ---       ----------------------------
Merger, the Acquisition Agreement and the transaction contemplated therein were approved by the Registrant's shareholder at a special meeting held October 23, 1996.

           In connection with the Merger and the Acquisition Agreement, as approved by the shareholders, the shareholders also adopted resolutions approving the following:

           1. Adopting Amended and Restated Articles of Incorporated providing for (i) changing the name of the Registrant to "AvTel Communications, Inc.";
    (ii) authorizing 5,000,000 shares of preferred stock; (iii) providing for the designation of 1,000,000 shares of Series A Convertible Preferred Stock;
    (iv) eliminating the liability of officers, directors, employees and agents of the Registrant for monetary damage arising from breaches of their fiduciary duties to the maximum extent permitted under the Utah Revised Business Corporation Act;

           2.  Adopting Amended and Restated Bylaws of the Corporation;
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           3.  Electing Anthony E. Papa, James P. Pisani and Barry A. Peters,
    nominees of AvTel, as directors of the Registrant.

           Pursuant to the Merger, the three shareholders of AvTel, namely Anthony E. Papa, James P. Pisani and Barry A. Peters, were issued an aggregate of 4,252,508 shares of the Registrant's common stock, representing, in the aggregate, approximately 61% of the issued and outstanding common stock of the Registrant after giving effect to the transactions contemplated by the Merger. Moreover, in connection with the transactions contemplated by the Merger, the Registrant also issued 1,000,000 shares of its Series A Convertible Preferred Stock, $1.00 par value, in exchange for 1,000,000 of the Series A Preferred Stock of AvTel that had been issued and outstanding immediately prior to the Merger.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS
           --------------------------------

      A.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           It is impracticable, as of the date this report must have been filed, for the Registrant to provide, for the business acquired, the required Financial Statements as of September 30, 1996 and for the period commencing March 1996, the date the business acquired commenced operations and ending September 30, 1996. The Registrant intends to file the required Financial Statements under cover of Form 8-K/A as soon as practicable; but not later than 60 days after the date this report must have been filed.

      B.   PRO FORMA FINANCIAL INFORMATION.

           It is impracticable for the Registrant to provide the required pro forma financial information on the date this report is being filed. The Registrant intends to file the required financial statements under cover of Form 8-K/A as soon as practicable; but not later than 60 days after the date this report must have been filed.

      C.   EXHIBITS.

           2.1 Acquisition Agreement, dated as of August 30, 1996, by and among Hi-Tiger International, Inc., a Utah corporation, AvTel Communications, Inc., a Utah corporation, and AvTel Holdings, Inc., a California corporation./(1)/

           2.2  Amendment No. 1 to Acquisition Agreement, Dated October 22,
1996.

           3.1 Amended and Restated Articles of Incorporation of Hi, Tiger, International, Inc.

           3.2  Amended Bylaws of Hi, Tiger, International, Inc.

           4.1 Designation of Rights, Preferences and Privileges of the Registrant's Series A Convertible Preferred Stock.

           4.2 Rights Agreements dated October 23, 1996, between the Registrant and holders of Series A Convertible Preferred Stock.

           20. Notice of Special Meeting of Shareholders and Information Statement dated October 2, 1996./(2)/

           22. Press Release dated October 24, 1996, announcing acquisition of AvTel Holdings, Inc., a California corporation.

           27.  Financial Data Schedule./(none)/

/(1)/ Filed as an Exhibit to the Registrant's Information Statement dated October 2, 1996, as filed with the Commission on October 2, 1996.

/(2)/ Filed with the Commission on October 2, 1996, and incorporated herein by reference.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AV TEL COMMUNICATIONS, INC.



By:    /s/ Anthony E. Papa                        Date:  November 7, 1996
       -------------------------------------
       Anthony E. Papa
       President and Chief Executive Officer



By:    /s/ James P. Pisani                        Date:  November 7, 1996
       -------------------------------------
       James P. Pisani
       Executive Vice President and
       Chief Financial Officer
       (Principal Financial and Accounting Officers)